CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net loss	$ (73.5)	$ (1,240.5)
Other comprehensive income
(Loss) gain on revaluation of gold stream obligation	(24.4)	66.6
Deferred income tax related to gold stream obligation	4.7	(21.6)
Total other comprehensive (loss) income	(19.7)	45.0
Total comprehensive loss	$ (93.2)	$ (1,195.5)